Other non-current assets	6 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets	Other assets

	As of
In thousands of U.S. dollars	June 30, 2020	December 31, 2019
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$35,700	$35,700
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (1)	5,661	6,794
Scorpio LR1 Pool Ltd. pool working capital contributions (1)	6,600	6,600
Working capital contributions to Scorpio Pools	47,961	49,094

Deposits for scrubbers (2)	12,570	35,846
Seller's credit on sale leaseback vessels (3)	9,904	9,624
Capitalized loan fees (5)	5,492	4,039
Equity consideration issued for the leasehold interest acquired from Trafigura for vessels under construction (6)	4,125	18,086
Deposits for BWTS (4)	1,885	12,699
Investment in BWTS supplier (4)	1,751	1,751
Other assets	$83,688	$131,139

(1)     Upon entrance into the Scorpio LR2, LR1, and Handymax Tanker Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel's exit from each pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the unaudited condensed consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.

(2) From August 2018 through September 2019, we entered into agreements with two separate suppliers to retrofit a total of 98 of our vessels with scrubbers for total consideration of $146.4 million (which excludes installation costs). These scrubbers have been installed, or are expected to be installed, throughout the next two years. Deposits paid for these systems are reflected as investing cash flows within the unaudited condensed consolidated statement of cash flows.

(3)     The seller's credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto which occurred in April 2017. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration. We recorded $0.3 million as interest income as part of these agreements during each of the six months ended June 30, 2020 and 2019.

(4)    In July 2018, we executed an agreement to purchase 55 BWTS from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems have been installed, or are expected to be installed, between 2018 and 2023, as each respective vessel under the agreement is due for its IOPP renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million is attributable to the minority equity interest.
    Since July 2018, aggregate deposits of $31.3 million were made, of which $1.8 million was recorded to "Other assets" for systems that have not yet been installed.  Deposits paid for these systems are reflected as investing cash flows within the unaudited condensed consolidated statement of cash flows.  We have also recorded $1.8 million as the aforementioned minority equity interest, which is being accounted for as a financial asset under IFRS 9. Under the terms of the agreement, we were granted a put option, exercisable after one year following the date of the agreement, whereby we can put the shares back to the supplier at a predetermined price. The supplier was also granted a call option, exercisable two years following the date of the agreement, whereby it can buy the shares back from us at a predetermined price, which is greater than the strike price of the put option. Given that the value of this investment is contractually limited to the strike prices set forth in these options, we have recorded the value of the investment at the put option strike price, or $1.8 million in aggregate. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million. We consider this value to be a Level 3 fair value measurement as this supplier is a private company, and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised our put option in full).

(5) Represents upfront loan fees on credit facilities that are expected to be used to partially finance the purchase and installation of scrubbers or refinance the indebtedness on certain vessels. These fees are reclassified as deferred financing fees (net of Debt) when the tranche of the loan to which the vessel relates is drawn.

(6) On September 26, 2019, we acquired subsidiaries of Trafigura as part of the Trafigura Transaction, which have leasehold interests in 19 product tankers under bareboat charter agreements with subsidiaries of an international financial institution.  Of the 19 vessels, 15 were delivered on September 26, 2019 and four were under construction. For the four vessels under construction, we issued 591,254 shares of common stock at $29.00 per share to Trafigura with an aggregate market value of $17.1 million and have assumed, or will assume commitments on the bareboat charter agreements of an aggregate of approximately $138.9 million upon each vessel's delivery from the shipyard. The value of the equity issued of $17.1 million plus certain initial direct costs of approximately $0.6 million (which is a pro-rated portion of the legal and professional fees incurred as part of the Trafigura Transaction) and $0.4 million of lease liability fees relating to these four vessels under construction were recorded within "Other Non-current assets" as of December 31, 2019.

In January 2020, we took delivery of two of these vessels (STI Miracle and STI Maestro), and in March 2020, we took delivery of a third vessel (STI Mighty) which resulted in the reclassification of $14.1 million of these initial direct costs to Right of use assets on our balance sheet. The value of the equity issued of $3.8 million plus certain initial direct costs of approximately $0.3 million (which is a pro-rated portion of the legal and professional fees incurred as part of the Trafigura Transaction) relating to this remaining vessel under construction are recorded within "Other assets" as of June 30, 2020.